Exhibit 10.21b

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 2 to CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 22, 2016, by and among MAKO SOLAR, LLC, a Delaware limited liability company (the “Borrower”), MAKO SOLAR HOLDINGS, LLC, a Delaware limited liability company (the “Member”), [***], a Delaware limited liability company (“Fund I Manager”), [***], a Delaware limited liability company (“Fund II Manager”), [***], a Delaware limited liability company (“Fund III Manager”), SOLARCITY CORPORATION, a Delaware corporation solely in its capacity as a limited guarantor (the “Limited Guarantor”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), as the collateral agent for the Secured Parties (in such capacity, together with its successors and assigns, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and as a Lender. Capitalized terms used herein but undefined shall have the meanings set forth in the Credit Agreement.

RECITALS

WHEREAS, the parties entered into that certain Credit Agreement, dated as of January 15, 2016 (as amended, supplemented or modified from time to time, the “Credit Agreement”), by and among the Borrower, the Member, Fund I Manager, Fund II Manager, Fund III Manager, the Limited Guarantor and each lender party thereto;

WHEREAS, the parties desire to amend Schedule 2.01(c) of the Credit Agreement to provide for a revised amortization schedule;

WHEREAS, Bank of America, N.A., its successors and assigns, as lender, and the lenders party hereto constitute the Required Lenders pursuant to Section 10.01(a) of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.02Amendment to the Credit Agreement. Schedule 2.01(c) of the Credit Agreement is amended by deleting it entirely and replacing it with the attached Annex A.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 1.03.References in all Transaction Documents. To the extent any Operative Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 1.04.Counterparts. This Amendment may be executed (by facsimile, electronic mail or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 1.05.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 1.06.Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 1.07.Continuing Effect. Except as expressly amended hereby, each Operative Document shall continue in full force and effect in accordance with the provisions thereof and each Operative Document is in all respects hereby ratified, confirmed and preserved.

Section 1.08.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each party to the Operative Documents, their respective successors and permitted assigns.

[Signature pages follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MAKO SOLAR, LLC, a Delaware limited liability company, as the Borrower By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

Agreed solely with respect to Section 10.01 SOLARCITY CORPORATION, as Limited Guarantor By: /s/ Lyndon Rive Name: Lyndon Rive Title: Chief Executive Officer

bank of america, n.a., as Administrative Agent By: /s/ Mollie S. Canup Name: Mollie S. Canup Title: Vice President

bank of america, n.a., as Collateral Agent By: /s/ Mollie S. Canup Name: Mollie S. Canup Title: Vice President

bank of america, n.a., as a Lender By: /s/ Sheikh Omer-Farooq Name: Sheikh Omer-Farooq Title: Managing Director

keybank National Association, as a Lender By: /s/ Benjamin C. Cooper Name: Benjamin C. Cooper Title: Vice President

Amendment No. 2 to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Silicon Valley Bank as a Lender By: /s/ Bret Turner Name: Bret Turner Title: Managing Director

MAKO SOLAR HOLDINGS, LLC, a Delaware limited liability company, as the Member and a Guarantor, By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

[***], a Delaware limited liability company, as a Borrower Subsidiary Party and a Guarantor, By: /s/ Lyndon Rive Name: Lyndon Rive Title: President & CEO

[***], a Delaware limited liability company, as a Borrower Subsidiary Party and a Guarantor, By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

[***], a Delaware limited liability company, as a Borrower Subsidiary Party and a Guarantor, By: /s/ Lyndon Rive Name: Lyndon Rive Title: President

Amendment No. 2 to Credit Agreement

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Annex A

SCHEDULE 2.01(c)

Date	Scheduled Principal Payment	Scheduled Bullet Payments
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ANNEX A

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.